UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) : January 30, 2001



                          EMISPHERE TECHNOLOGIES, INC.
        ----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                      1-10615                13-3306985
----------------------------    -----------------------   ----------------------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
        of incorporation)                                 Identification Number)



      765 Old Saw Mill River Road,
             Tarrytown, NY                                        10591
 ------------------------------------------                     ----------
  (Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code: (914) 347-2220

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Item 8.  Change in Fiscal Year

                  On January 30, 2001, Emisphere Technologies, Inc. determined to change its fiscal year-end from July 31, which was the fiscal year used in its most recent filing with the Securities and Exchange Commission, to December
31. The report covering the five month transition period beginning August 1, 2000 and ending December 31, 2000, will be filed with the Securities and Exchange Commission on a transition report on Form 10-Q, which pursuant to Rules 13a-10 and 15d-10 will be filed on or before March 15, 2001.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 30, 2001
                                            EMISPHERE TECHNOLOGIES, INC.



                                            By: /s/ CHARLES H. ABDALIAN, JR.
                                                -------------------------------
                                                Charles H. Abdalian, Jr.
                                                Vice President, Chief Financial
                                                Officer and Secretary